UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22562

Barings Global Short Duration High Yield Fund

(Exact name of registrant as specified in charter)

300 South Tryon Street, Suite 2500, Charlotte, NC 28202

(Address of principal executive offices) (Zip code)

Janice M. Bishop

Secretary and Chief Legal Officer

c/o Barings LLC

Independence Wharf

470 Atlantic Avenue

Boston, MA 02210

(Name and address of agent for service)

704-805-7200

Registrant’s telephone number, including area code

Date of fiscal year end: December 31, 2018

Date of reporting period: June 30, 2018

Item 1. Reports to Stockholders.

BARINGS GLOBAL SHORT DURATION HIGH YIELD FUND

Semi-Annual Report

June 30, 2018

Barings Global Short Duration High Yield Fund

c/o Barings LLC

300 S Tryon St.

Suite 2500

Charlotte, NC 28202

704.805.7200

http://www.Barings.com/bgh

ADVISER

Barings LLC

300 S Tryon St.

Suite 2500

Charlotte, NC 28202

SUB-ADVISOR

Barings Global Advisers Limited

61 Aldwych

London, UK

WC2B4AE

COUNSEL TO THE FUND

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, Massachusetts 02110

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

30 Rockefeller Plaza

New York, NY 10112

CUSTODIAN

US Bank

MK-WI-S302

1555 N. River Center Drive

Milwaukee, WI 53212

TRANSFER AGENT & REGISTRAR

U.S. Bancorp Fund Services, LLC

615 E. Michigan St.

Milwaukee, WI 53202

FUND ADMINISTRATION/ACCOUNTING

U.S. Bancorp Fund Services, LLC

615 E. Michigan St.

Milwaukee, WI 53202

PROXY VOTING POLICIES & PROCEDURES

The Trustees of Barings Global Short Duration High Yield Fund (the “Fund”) have delegated proxy voting responsibilities relating to the voting of securities held by the Fund to Barings LLC (“Barings”). A description of Barings’ proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 1-866-399-1516; (2) on the Fund’s website at http://www.barings.com/bgh; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

FORM N-Q

The Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This information is available (1) on the SEC’s website at http://www.sec.gov; and (2) at the SEC’s Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-SEC-0330). A complete schedule of portfolio holdings as of each quarter-end is available on the Fund’s website at http://www.barings.com/bgh or upon request by calling, toll-free, 1-866-399-1516.

CERTIFICATIONS

The Fund’s President has submitted to the NYSE the annual CEO Certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

LEGAL MATTERS

The Fund has entered into contractual arrangements with an investment adviser, transfer agent and custodian (collectively “service providers”) who each provide services to the Fund. Shareholders are not parties to, or intended beneficiaries of, these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Fund.

Under the Fund’s Bylaws, any claims asserted against or on behalf of the Fund, including claims against Trustees and officers must be brought in courts located within the Commonwealth of Massachusetts.

The Fund’s registration statement and this shareholder report are not contracts between the Fund and its shareholders and do not give rise to any contractual rights or obligations or any shareholder rights other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Barings Global Short Duration High Yield Fund 2018 Semi-Annual Report

OFFICERS OF THE FUND

Sean Feeley

President

Carlene Pollock

Chief Financial Officer

Lesley Mastandrea

Treasurer

Michael Freno

Vice President

Scott Roth

Vice President

Melissa LaGrant

Chief Compliance Officer

Janice Bishop

Secretary/Chief Legal Officer

Michele Manha

Assistant Secretary

Kristin Goodchild

Assistant Secretary

Barings Global Short Duration High Yield Fund is a closed-end investment company, first offered to the public in 2012, whose shares are traded on the New York Stock Exchange.

INVESTMENT OBJECTIVE & POLICY

Barings Global Short Duration High Yield Fund (the “Fund”) was organized as a business trust under the laws of the Commonwealth of Massachusetts. The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company with its own investment objective. The Fund’s common shares are listed on the New York Stock Exchange under the symbol “BGH”.

The Fund’s primary investment objective is to seek as high a level of current income as the Adviser (as defined herein) determines is consistent with capital preservation. The Fund seeks capital appreciation as a secondary investment objective when consistent with its primary investment objective. There can be no assurance that the Fund will achieve its investment objectives.

The Fund will seek to take advantage of inefficiencies between geographies, primarily the North American and Western European high yield bond and loan markets and within capital structures between bonds and loans. For example, the Fund will seek to take advantage of differences in pricing between bonds and loans of an issuer denominated in U.S. dollars and substantially similar bonds and loans of the same issuer denominated in Euros, potentially allowing the Fund to achieve a higher relative return for the same credit risk exposure.

Barings Global Short Duration High Yield Fund 2018 Semi-Annual Report (Unaudited)

Dear Fellow Shareholders,

We are pleased to provide you with the 2018 Semi-Annual Report for Barings Global Short Duration High Yield Fund (the “Fund”) to recap portfolio performance and positioning. We would like to remind shareholders that we continue to believe our Global High Yield Investments Group is one of the largest teams in the market primarily focused on North American and Western European credits. Utilizing the Group’s expertise, deep resources, and time-tested process, we continue to believe we can provide investors an attractive level of current income by uncovering compelling opportunities across the global high yield market.

The Fund’s strategy still focuses primarily on North American and Western European high yield companies, with the flexibility to dynamically shift the geographical weighting in order to capture, in our opinion, the best risk-adjusted investment opportunities. In addition, the strategy also focuses closely on limiting the duration of the Fund while maintaining what we consider a reasonable amount of leverage.

Market Review

The first half of 2018 produced mixed returns in the global high yield markets. Stable credit fundamentals and moderate global economic growth continued to provide a favorable backdrop for the high yield market across both the U.S. and Europe. Inflationary indicators have also remained subdued though global trade tensions and political uncertainty left investors cautious during the first half of the year. Default rates remain historically low, as the fourth quarter 2017 and first quarter 2018 earnings seasons displayed solid balance sheet trends and reduced leverage profiles.

The U.S. high yield bond market finished the first half of 2018 with modest positive returns. The lower end of the ratings spectrum continued to outperform higher rated credits year-to-date. Specifically, CCC-rated holdings were the primary driver of positive performance followed by B-rated holdings, while BB-rated holdings were the laggard, generating negative returns during the period. Returns across industries have been relatively mixed. The telecommunications sector outperformed year-to-date followed by the health care sector, with both generating overall positive returns. The automotive sector was the notable laggard, surrounded by concerns of potential industry tariffs, followed by the consumer goods sector. U.S. high yield bond mutual funds saw outflows in the first half of the year totaling -$27.3 billion while gross new issuance totaled $126.3 billion. Net of refinancing new issuance stands at $45.2 billion year-to-date. We believe that the overall fundamental picture remains stable as corporate balance sheets continue to show positive earnings and decreased leverage. The six month period ended with no default activity in June, leaving the default rate at a below average 1.98%.

The European high yield market saw modest negative returns in the first six months of the year following political volatility and uncertainty surrounding global trade and central bank policy. Performance was negative across ratings categories, with B-rated holdings outperforming, aided by their typically shorter-duration profiles, followed by CCC-rated holdings. BB-rated holdings were the most notable laggard. From an industry perspective, the technology sector and the consumer goods sector generated positive returns during the first half of the year, while the transportation sector and the telecommunications sector were the largest detractors. European high yield bond new issuance was stable during the period, with total gross new issuance totaling €44.3 billion year-to-date. B-rated new issues were the predominant source of new supply at 51%, followed by BB-rated issues at 44% and CCC-rated issues accounting for only 2%. European high yield bond mutual funds saw outflows totaling -€7.1 billion over the past six months. However, corporate fundamentals remain stable and defaults remain below historical averages.

Barings Global Short Duration High Yield Fund Overview and Performance

The Fund ended June with a portfolio of 154 issuers, which is a slight increase from the beginning of the year of 144 issuers. A majority of the issuers are domiciled in the U.S. (75.2%) with the U.K. (10.3%) and France (2.9%) representing the next largest country exposures – see Country Composition chart on page 4. From a geographic standpoint, exposure to U.S.-domiciled companies decreased marginally and exposure to foreign issuers increased over the past six months. While still predominantly allocated to the U.S. market, relative value opportunities in the Western European market have generally been more attractive over this time period and, as such, the Fund’s allocation was shifted accordingly.

As of June 30, 2018, the Fund remained well positioned across the credit quality spectrum: 15.6% BB-rated and above, 59.2% B-rated, and 14.8% CCC-rated and below, with just over 50% of the portfolio consisting of senior secured obligations.

Barings Global Short Duration High Yield Fund 2018 Semi-Annual Report (Unaudited)

The credit quality of the Fund’s underlying holdings changed slightly since the beginning of the year with a decrease in BB-rated and above credits, a modest increase in B-rated credits and a minor reduction in CCC-rated and below credits. Non-publicly rated securities and cash and accrued interest represented 7.5% and 3.0%, respectively.

The Fund paid six consecutive monthly dividend payments of $0.1482 per share in the first half of 2018 after a slight decrease from the December dividend of $0.1534, which we believe is still an attractive level of yield for a global short duration high yield bond fund. The Fund’s share price and net asset value (“NAV”) ended the reporting period at $18.78 and $20.45, respectively, or at an 8.17% discount to NAV. Based on the Fund’s share price and NAV on June 30, 2018, the Fund’s market price and NAV distribution rates using the most recent monthly dividend, on an annualized basis, were 9.47% and 8.70%, respectively. Assets acquired through leverage, which represented 29.34% of the Fund’s total assets at the end of June, were accretive to net investment income and benefited shareholders.

On a year-to-date basis through June 30, 2018, the NAV total return was 2.91%, outperforming the global high yield bond market as measured by the Bank of America/Merrill Lynch Non-Financial Developed Markets High Yield Constrained Index (HNDC), which returned -0.18%. From a market value perspective, the total return year-to-date through June 30, 2018 was 1.62%.

Market Outlook

We believe that the global high yield market continues to show positive economic growth driven by stable corporate earnings, low rates and supportive central bank policies. Currently, growth appears synchronized across the U.S. and Europe, however, there may be potential for this momentum to slow. First quarter earnings results reported by high yield issuers were similar to recent quarters with high yield issuers continuing to show revenue and EBITDA growth alongside modest leverage. In addition, interest coverage remains at or near all-time highs. Given these healthy interest coverage levels, we believe high yield issuers have ample cushion to withstand future interest rate increases. Defaults across the global high yield market are below historical averages and we believe will likely remain low in the near term. Broadly speaking, we believe high yield spreads are fairly compensating investors for the potential default risk in the market.

At Barings, we remain committed to focusing on corporate fundamentals as market sentiment can quickly change and happen unexpectedly. Our focused and disciplined approach emphasizes our fundamental bottom-up research with the goal of preserving investor capital while seeking to capture attractive capital appreciation opportunities that may exist through market and economic cycles. On behalf of the Barings team, we continue to take a long-term view of investing and look forward to helping you achieve your investment goals.

Sincerely,

Sean Feeley

1.

Ratings are based on Moody’s, S&P and Fitch. If securities are rated differently by the rating agencies, the higher rating is applied and all ratings are converted to the equivalent Moody’s major rating category for purposes of the category shown. Credit ratings are based largely on the rating agency’s investment analysis at the time of rating and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Ratings of Baa3 or higher by Moody’s and BBB- or higher by S&P and Fitch are considered to be investment grade quality.

2.

Past performance is not necessarily indicative of future results. Current performance may be lower or higher. All performance is net of fees, which is inclusive of advisory fees, administrator fees and interest expenses.

Barings Global Short Duration High Yield Fund 2018 Semi-Annual Report (Unaudited)

PORTFOLIO COMPOSITION (% OF ASSETS*)

*	The percentages shown above represent a percentage of the assets as of June 30, 2018.

COUNTRY COMPOSITION (% OF ASSETS*)

*	The percentages shown above represent a percentage of the assets as of June 30, 2018

Barings Global Short Duration High Yield Fund 2018 Semi-Annual Report

FINANCIAL REPORT

Barings Global Short Duration High Yield Fund 2018 Semi-Annual Report

STATEMENT OF ASSETS AND LIABILITIES

(Unaudited)

JUNE 30, 2018

Assets
Investments, at fair value (cost $592,559,916)	$572,163,687
Cash	11,241,985
Foreign currency, at fair value (cost $24,868)	24,878
Receivable for investments sold	6,253,915
Interest receivable	9,975,097
Unrealized appreciation on forward foreign exchange contracts	867,684
Prepaid expenses and other assets	34,638

Total assets	600,561,884

Liabilities
Note payable	176,200,000
Dividend payable	2,972,573
Payable for investments purchased	10,466,214
Payable to adviser	475,448
Accrued expenses and other liabilities	285,334

Total liabilities	190,399,569

Total net assets	$410,162,315

Net Assets:
Common stock, $0.00001 par value	$201
Additional paid-in capital	464,598,900
Undistributed net investment income	1,861,443
Accumulated net realized loss	(36,724,117)
Net unrealized depreciation	(19,574,112)

Total net assets	$410,162,315

Common shares issued and outstanding (unlimited shares authorized)	20,057,849

Net asset value per share	$20.45

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2018 Semi-Annual Report

STATEMENT OF OPERATIONS

(Unaudited)

PERIOD FROM JANUARY 1, 2018 THROUGH JUNE 30, 2018

Investment Income
Interest income	$24,995,857
Other income	93,552

Total investment income	25,089,409

Operating Expenses
Advisory fees	2,853,475
Interest expense	2,394,679
Administrator fees	249,734
Professional fees	89,678
Directors’ fees	58,565
Printing and mailing expense	42,611
Other operating expenses	77,577

Total operating expenses	5,766,319

Net investment income	19,323,090

Realized and Unrealized Gains (Losses) on Investments
Net realized loss on investments	(7,268,124)
Net realized gain on forward foreign exchange contracts	738,096
Net realized gain on foreign currency and translation	49,055

Net realized loss on investments	(6,480,973)

Net change in unrealized depreciation of investments	(4,469,549)
Net change in unrealized appreciation of forward foreign exchange contracts	1,778,098
Net change in unrealized depreciation of foreign currency and translation	(76,499)

Net change in unrealized depreciation on investments	(2,767,950)

Net realized and unrealized losses on investments	(9,248,923)

Net increase in net assets resulting from operations	$10,074,167

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2018 Semi-Annual Report

STATEMENT OF CASH FLOWS

(Unaudited)

PERIOD FROM JANUARY 1, 2018 THROUGH JUNE 30, 2018

Reconciliation of net increase in net assets resulting from operations to net cash used in operating activities
Net increase in net assets applicable to common shareholders resulting from operations	$10,074,167
Adjustments to reconcile net increase in net assets applicable to common shareholders resulting from operations to net cash used in operating activities:
Purchases of long-term investments	(177,992,926)
Proceeds from sales of long-term investments	154,516,525
Proceeds from sales of foreign currency, net	480,863
Forward currency exchange contracts, net	(1,778,098)
Net unrealized depreciation	4,476,986
Net realized loss	7,268,124
Amortization and accretion	(559,790)
Changes in operating assets and liabilities:
Increase in interest receivable	(538,820)
Increase in prepaid expenses and other assets	(7,791)
Increase in receivable for investments sold	(6,253,915)
Increase in payable for investments purchased	5,867,900
Decrease in payable to Adviser	(9,087)
Decrease in accrued expenses and other liabilities	(65,368)

Net cash used in operating activities	(4,521,230)

Cash Flows From Financing Activities
Advances from credit facility	36,000,000
Repayments on credit facility	(10,000,000)
Distributions paid to common shareholders	(17,939,740)

Net cash provided by financing activities	8,060,260

Net change in cash	3,539,030
Cash beginning of period	7,702,955

Cash end of period	$11,241,985

Supplemental disclosure of cash flow information
Income taxes paid	$—
Interest paid	2,297,724

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2018 Semi-Annual Report

STATEMENT OF CHANGES IN NET ASSETS

(Unaudited)

	PERIOD FROM JANUARY 1, 2018 THROUGH JUNE 30, 2018	YEAR ENDED DECEMBER 31, 2017

Operations
Net investment income	$19,323,090	$39,297,257
Net realized loss on investments	(6,480,973)	(5,180,818)
Net unrealized appreciation (depreciation) on investments	(2,767,950)	2,116,320

Net increase in net assets resulting from operations	10,074,167	36,232,759

Dividends to Common Stockholders
Net investment income	(17,835,439)	(32,762,778)
Return of capital	—	(4,159,710)

Total dividends to common stockholders	(17,835,439)	(36,922,488)

Total decrease in net assets	(7,761,272)	(689,729)

Net Assets
Beginning of period	417,923,587	418,613,316

End of period	$410,162,315	$417,923,587

Undistributed net investment income (dividends in excess of net investment income)	1,861,443	(19,983)

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2018 Semi-Annual Report

FINANCIAL HIGHLIGHTS

(Unaudited)

	PERIOD FROM JANUARY 1, 2018 THROUGH JUNE 30, 2018		YEAR ENDED DECEMBER 31, 2017	YEAR ENDED DECEMBER 31, 2016		YEAR ENDED DECEMBER 31, 2015	YEAR ENDED DECEMBER 31, 2014	YEAR ENDED DECEMBER 31, 2013

Per Common Share Data (1)
Net asset value, beginning of period	$20.84		$20.87	$18.47		$22.00	$25.24	$24.30
Income from investment operations:
Net investment income	0.98		1.77	1.57		1.90	2.12	2.05
Net realized and unrealized gains (losses) on investments	(0.48)		0.04	2.68		(3.23)	(2.76)	1.21

Total increase (decrease) from investment operations	0.50		1.81	4.25		(1.33)	(0.64)	3.26

Less dividends to common stockholders:
Net investment income	(0.89)		(1.63)	(1.60)		(2.20)	(2.56)	(2.01)
Net realized gain	—		—	—		—	(0.04)	(0.31)
Return of capital	—		(0.21)	(0.25)		—	—	—

Total dividends to common stockholders	(0.89)		(1.84)	(1.85)		(2.20)	(2.60)	(2.32)

Net asset value, end of period	$20.45		$20.84	$20.87		$18.47	$22.00	$25.24

Per common share market value, end of period	$18.78		$19.38	$19.23		$16.49	$20.19	$23.12

Total investment return based on net asset value (1)(2)	2.91%		9.40%	25.42%		(5.57)%	(2.25)%	14.48%

Total investment return based on market value (1)(2)	1.62%		10.41%	29.44%		(8.13)%	(2.06)%	7.20%

Supplemental Data and Ratios
Net assets, end of period (000’s)	$410,162		$417,924	$418,613		$370,418	$441,234	$506,197
Ratio of expenses (before reductions and reimbursements) to average net assets	1.39	%(4)	2.33%	2.05	%(3)	2.27%	2.20%	2.06%
Ratio of expenses (after reductions and reimbursements) to average net assets	1.39	%(4)	2.33%	1.78%		2.27%	2.20%	2.06%
Ratio of net investment income (before reductions and reimbursements) to average net assets	4.67	%(4)	9.20%	10.68	%(3)	9.18%	8.47%	8.20%
Ratio of net investment income (after reductions and reimbursements) to average net assets	4.67	%(4)	9.20%	10.41%		9.18%	8.47%	8.20%
Portfolio turnover rate (1)	27.42%		36.59%	44.81%		38.13%	63.66%	60.87%

(1)	Not annualized.
(2)	Total investment return calculation assumes reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(3)	The Adviser contractually waived a portion of its management and other fees equal to an annual rate of 0.275% of the Fund’s managed assets for a period of one year ended December 31, 2016.
(4)	Annualized for periods less than one full year.

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2018 Semi-Annual Report

SCHEDULE OF INVESTMENTS

June 30, 2018 (Unaudited)

	SHARES	COST	FAIR VALUE
Equities — 2.60%*:

Common Stocks — 2.27%*:
Fieldwood Energy LLC	167,653	$4,060,332	$8,424,563
Sabine Oil & Gas LLC¤	4,262	248,858	213,100
Templar Energy LLC¤	86,570	865,704	562,707
Templar Energy LLC¤	135,392	734,072	108,314

Total Common Stocks	393,877	5,908,966	9,308,684

Preferred Stocks — 0.31%*:
Pinnacle Operating Corp.¤	1,368,352	643,125	1,258,884

Total Preferred Stocks	1,368,352	643,125	1,258,884

Warrants — 0.02%*:
Boomerang Tube Holdings, Inc.¤	71,093	0	0
Boomerang Tube LLC¤	15,346	0	0
Sabine Oil & Gas LLC¤	13,512	60,669	81,072
Sabine Oil & Gas LLC¤	2,407	6,547	12,035

Total Warrants	102,358	67,216	93,107

Total Equities	1,864,587	6,619,307	10,660,675

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE
Fixed Income — 136.90%*:

Asset-Backed Securities — 4.28%*:

CDO/CLO — 4.28%*:
Anchorage Capital CLO LTD 2015-6A^~	8.70 (3 Month LIBOR USD + 6.350%) %	7/15/2030	600,000	$615,303	$609,049
Anchorage Capital CLO LTD 2016-9A^~	9.60 (3 Month LIBOR USD + 7.250%)	1/15/2029	1,500,000	1,549,264	1,529,623
Carbone CLO, LTD 2017-1A^~	8.26 (3 Month LIBOR USD + 5.900%)	1/21/2031	750,000	750,000	753,187
Carlyle Global Market Strategies 2013-3A^~	10.10 (3 Month LIBOR USD + 7.750%)	10/15/2030	1,000,000	1,000,000	972,911
Carlyle Global Market Strategies 2017-5A^~	7.66 (3 Month LIBOR USD + 5.300%)	1/30/2030	700,000	700,000	695,131
Galaxy CLO Ltd 2017-24A^~	7.48 (3 Month LIBOR USD + 5.500%)	1/15/2031	1,000,000	1,000,000	993,119
GoldenTree Loan Opportunities XI Ltd 2015-11A^~	7.55 (3 Month LIBOR USD + 5.400%)	1/18/2031	500,000	500,000	499,968
KKR Financial CLO Ltd 2017-20^~	7.85 (3 Month LIBOR USD + 5.500%)	10/16/2030	1,500,000	1,500,000	1,489,651
Madison Park Funding Ltd 2015-19A^~	6.71 (3 Month LIBOR USD + 4.350%)	1/22/2028	1,000,000	1,000,000	988,269

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2018 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2018 (Unaudited)

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE
Asset-Backed Securities (Continued)
Madison Park Funding Ltd 2016-22^~	9.01 (3 Month LIBOR USD + 6.650%)%	10/25/2029	1,000,000	$1,030,327	$1,009,768
Madison Park Funding Ltd 2016-24^~	9.51 (3 Month LIBOR USD + 7.150%)	1/20/2028	1,000,000	1,042,310	1,021,001
Sound Point CLO LTD 2017-4A#^~	7.86 (3 Month LIBOR USD + 5.500%)	1/21/2031	2,000,000	2,000,000	1,986,130
Steele Creek CLO Ltd 2017-1A^~	7.83 (3 Month LIBOR USD + 6.200%)	10/15/2030	800,000	800,000	803,957
Voya CLO Ltd 2015-1A#^~	8.01 (3 Month LIBOR USD + 5.650%)	1/18/2029	1,700,000	1,688,778	1,694,985
Wellfleet CLO Ltd 2017-3A^~	7.28 (3 Month LIBOR USD + 5.550%)	1/17/2031	1,500,000	1,500,000	1,497,621
Wind River CLO Ltd 2017-4A^~	8.13 (3 Month LIBOR USD + 5.800%)	11/20/2030	1,000,000	1,000,000	1,002,546

Total CDO/CLO			17,550,000	17,675,982	17,546,916

Total Asset-Backed Securities			17,550,000	17,675,982	17,546,916

Bank Loans§ — 28.83%*:

Broadcasting and Entertainment — 1.10%*:
Endemol~+	8.06 (3 Month LIBOR USD + 5.750%)	8/11/2021	4,526,362	4,353,885	4,515,997

Total Broadcasting and Entertainment			4,526,362	4,353,885	4,515,997

Cargo Transport — 0.74%*:
PS Logistics~	7.30 (1 Month LIBOR USD + 5.250%)	3/6/2025	3,000,000	3,029,231	3,015,000

Total Cargo Transport			3,000,000	3,029,231	3,015,000

Chemicals, Plastics and Rubber — 2.32%*:
Colouroz Investment 2 LLC~+	9.61 (3 Month LIBOR USD + 7.250%)	9/7/2022	2,033,201	2,026,099	1,619,790
Cyanco~	9.59 (1 Month LIBOR USD + 7.500%)	3/6/2026	2,621,500	2,620,500	2,542,855
Unifrax~	9.80 (3 Month LIBOR USD + 7.500%)	11/3/2025	5,316,332	5,415,978	5,367,262

Total Chemicals, Plastics and Rubber			9,971,033	10,062,577	9,529,907

Diversified/Conglomerate Manufacturing — 0.76%*:
Commercial Vehicle Group Inc.~	8.09 (1 Month LIBOR USD + 6.000%)	4/12/2023	622,428	611,476	623,984
SunSource, Inc.~	10.09 (1 Month LIBOR USD + 8.000%)	4/30/2026	2,500,000	2,524,689	2,512,500

Total Diversified/Conglomerate Manufacturing			3,122,428	3,136,165	3,136,484

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2018 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2018 (Unaudited)

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE
Bank Loans (Continued)

Diversified/Conglomerate Service — 3.21%*:
Cologix~	9.09 (1 Month LIBOR USD + 7.000%)%	3/21/2025	1,000,000	$990,000	$1,003,500
Misys (Finastra)~+	9.56 (3 Month LIBOR USD + 7.250%)	6/16/2025	12,630,137	12,698,011	12,144,634

Total Diversified/Conglomerate Service			13,630,137	13,688,011	13,148,134

Electronics — 2.23%*:
Allflex Holdings, Inc.~	9.36 (3 Month LIBOR USD + 7.000%)	7/19/2021	5,667,885	5,655,726	5,672,590
PowerSchool~	9.36 (3 Month LIBOR USD + 6.750%)	7/31/2026	3,500,000	3,465,000	3,500,000

Total Electronics			9,167,885	9,120,726	9,172,590

Finance — 0.69%*:
Focus Financial~	9.59 (1 Month LIBOR USD + 7.500%)	5/22/2025	2,800,000	2,856,018	2,814,000

Total Finance			2,800,000	2,856,018	2,814,000

Healthcare, Education and Childcare — 2.11%*:
Argon Medical Devices~	10.09 (1 Month LIBOR USD + 8.000%)	10/27/2025	5,374,592	5,443,796	5,408,183
Prospect Medical Holdings~	7.50 (1 Month LIBOR USD + 5.500%)	2/16/2024	3,241,947	3,206,913	3,233,842

Total Healthcare, Education and Childcare			8,616,539	8,650,709	8,642,025

Home and Office Furnishings, Housewares, and Durable Consumer Products — 1.13%*:
AOT Bedding~	10.33 (1 Month LIBOR USD + 8.000%)	11/8/2024	6,933,333	6,888,172	4,636,667

Total Home and Office Furnishings, Housewares, and Durable Consumer Products			6,933,333	6,888,172	4,636,667

Information Technology — 0.17%*:
BMC Software Finance~	6.55 (3 Month LIBOR USD + 4.250%)	9/30/2025	713,124	705,993	708,667

Total Information Technology			713,124	705,993	708,667

Insurance — 1.66%*:
AmWins Group Inc.~	8.84 (1 Month LIBOR USD + 6.750%)	1/24/2025	3,750,000	3,829,059	3,763,125
Asurion~	8.09 (1 Month LIBOR USD + 6.000%)	7/14/2025	3,000,000	3,081,758	3,041,250

Total Insurance			6,750,000	6,910,817	6,804,375

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2018 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2018 (Unaudited)

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE
Bank Loans (Continued)

Mining, Steel, Iron and Non-Precious Metals — 2.53%*:
Boomerang Tube, LLC¤~	20.09 (1 Month LIBOR USD + 18.000%)%	9/1/2026	189,752	$189,752	$189,752
Boomerang Tube, LLC¤	17.09 PIK	2/1/2019	2,483,344	2,483,344	2,483,344
Boomerang Tube, LLC¤	19.59 PIK	2/1/2019	2,149,538	2,149,538	107,477
Boomerang Tube, LLC¤~	20.09 (1 Month LIBOR USD + 18.000%)	9/1/2018	189,752	189,752	189,752
Boomerang Tube, LLC¤	15.00	2/1/2022	1,550,482	1,550,765	1,550,482
Boomerang Tube, LLC¤	20.00 PIK	2/1/2022	947,743	905,133	947,743
Boomerang Tube, LLC¤~	20.09 (1 Month LIBOR USD + 18.000%)	2/5/2021	189,752	189,752	189,752
Coronado Curragh, LLC~	8.83 (3 Month LIBOR USD + 6.500%)	3/21/2025	298,614	289,797	300,481
Coronado Curragh, LLC~	8.83 (3 Month LIBOR USD + 6.500%)	3/31/2025	81,644	79,223	82,155
Murray Energy Corp.~	9.33 (1 Month LIBOR USD + 7.250%)	4/16/2020	4,618,807	4,448,847	4,343,895

Total Mining, Steel, Iron and Non-Precious Metals			12,699,428	12,475,903	10,384,833

Oil and Gas — 9.01%*:
Caelus Energy Alaska~	9.83 (3 Month LIBOR USD + 7.500%)	4/2/2021	19,463,828	18,933,519	17,809,403
Fieldwood Energy LLC~	7.34 (1 Month LIBOR USD + 5.250%)	4/11/2022	6,751,171	6,133,802	6,754,546
Fieldwood Energy LLC~	9.34 (1 Month LIBOR USD + 7.250%)	4/11/2023	7,481,592	2,061,432	7,225,946
Gulf Finance, LLC~	7.59 (3 Month LIBOR USD + 5.250%)	8/25/2023	3,744,685	3,621,358	3,223,537
Summit Midstream Holdings, LLC~	8.09 (1 Month LIBOR USD + 6.000%)	5/13/2022	1,903,409	1,928,477	1,923,642

Total Oil and Gas			39,344,685	32,678,588	36,937,074

Printing and Publishing — 1.17%*:
Getty Images, Inc.~	5.59 (1 Month LIBOR USD + 3.500%)	10/18/2019	4,986,512	4,816,445	4,807,845

Total Printing and Publishing			4,986,512	4,816,445	4,807,845

Total Bank Loans			126,261,466	119,373,240	118,253,598

Corporate Bonds — 103.79%*:

Aerospace and Defense — 1.44%*:
Swissport Investments^+	6.75	12/15/2021	950,000	1,040,150	1,147,769
Triumph Group, Inc.#	7.75	8/15/2025	1,289,000	1,289,000	1,276,110
VistaJet Malta Finance PLC#^	7.75	6/1/2020	3,510,000	3,291,169	3,474,900

Total Aerospace and Defense			5,749,000	5,620,319	5,898,779

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2018 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2018 (Unaudited)

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE
Corporate Bonds (Continued)

Beverage, Food and Tobacco — 2.53%*:
Boparan Finance plc^+	5.50%	7/15/2021	800,000	$1,012,058	$913,794
Carrols Corp.#	8.00	5/1/2022	709,000	724,909	737,360
JBS S.A.#^	6.75	2/15/2028	2,886,000	2,886,000	2,726,404
JBS USA LLC#^	7.25	6/1/2021	1,000,000	1,013,267	1,010,000
JBS USA LLC#^	7.25	6/1/2021	2,000,000	2,026,533	2,020,000
Manitowoc Foodservice#	9.50	2/15/2024	1,074,000	1,074,000	1,182,742
Refreshco^+	6.50	5/15/2026	1,600,000	1,932,004	1,769,639

Total Beverage, Food and Tobacco			10,069,000	10,668,771	10,359,939

Broadcasting and Entertainment — 5.46%*:
Arqiva Finance#^+	9.50	3/31/2020	5,000,000	7,782,331	6,828,380
Clear Channel Worldwide Holdings Inc.#	7.63	3/15/2020	8,165,000	7,972,320	8,103,763
Clear Channel Worldwide Holdings Inc.#	7.63	3/15/2020	1,277,000	1,277,000	1,269,389
Dish DBS Corp.#	7.75	7/1/2026	7,094,000	6,845,949	6,216,118

Total Broadcasting and Entertainment			21,536,000	23,877,600	22,417,650

Buildings and Real Estate — 2.19%*:
Beazer Homes USA Inc.#	8.75	3/15/2022	3,198,000	3,247,777	3,397,875
Cemex S.A.B. de C.V.#^+	7.75	4/16/2026	602,000	601,916	652,207
Keystone Financing^+	9.50	10/15/2019	1,140,684	1,720,047	1,533,643
M/I Homes, Inc.#	5.63	8/1/2025	1,500,000	1,425,933	1,402,500
New Enterprise Stone & Lime Co., Inc.#^	6.25	3/15/2026	2,000,000	2,034,630	2,020,000

Total Buildings and Real Estate			8,440,684	9,030,302	9,006,225

Cargo Transport — 6.55%*:
Ceva Group PLC^+	9.00	9/1/2020	200,970	202,332	208,255
CMA CGM^+	7.75	1/15/2021	500,000	635,727	573,426
Direct ChassisLink, Inc.#^	10.00	6/15/2023	8,444,000	8,622,037	8,950,640
Kenan Advantage#^	7.88	7/31/2023	10,000,000	10,059,978	10,200,000
World Flight Services, Inc.#^+	9.50	7/15/2022	5,650,000	6,219,865	6,916,791

Total Cargo Transport			24,794,970	25,739,939	26,849,112

Chemicals, Plastics and Rubber — 6.78%*:
Carlyle Group#^	8.75	6/1/2023	3,000,000	2,970,300	2,985,000
Chemours Co.#	7.00	5/15/2025	5,962,000	5,585,966	6,394,245
Consolidated Energy Finance S.A.#^	6.88	6/15/2025	1,779,000	1,770,105	1,825,699
CVR Partners LP#^	9.25	6/15/2023	6,213,000	6,140,727	6,399,390
Pinnacle Operating Corp.#^	9.00	5/15/2023	1,993,613	1,993,613	1,873,996
TPC Group, Inc.#^	8.75	12/15/2020	8,398,000	8,405,895	8,314,020

Total Chemicals, Plastics and Rubber			27,345,613	26,866,606	27,792,350

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2018 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2018 (Unaudited)

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE
Corporate Bonds (Continued)

Containers, Packaging and Glass — 1.91%*:
Flex Acquisition Company, Inc.^	7.88%	7/15/2026	1,686,000	$1,686,000	$1,679,425
Onex Wizard Acquisition Co^+	7.75	2/15/2023	5,100,000	5,738,370	6,164,240

Total Containers, Packaging and Glass			6,786,000	7,424,370	7,843,665

Diversified/Conglomerate Manufacturing — 0.98%*:
Appvion Inc.#^>	9.00	6/1/2020	13,200,000	13,322,596	74,250
FXI Holdings Inc.#^	7.88	11/1/2024	1,000,000	990,000	977,500
StoneMor Partners L.P.#	7.88	6/1/2021	3,000,000	2,944,274	2,955,000

Total Diversified/Conglomerate Manufacturing			17,200,000	17,256,870	4,006,750

Diversified/Conglomerate Service — 6.01%*:
Algeco Scotsman^+	6.50	2/15/2023	1,750,000	2,122,732	2,081,542
Atalian^+	6.63	5/25/2025	550,000	765,516	696,546
Carlson Travel Holdings Inc.#^	9.50	12/15/2024	1,305,000	1,305,000	1,181,025
ADT Corp/Protection One#^	9.25	5/15/2023	13,983,000	14,821,645	14,887,700
Zachry Holdings Inc.#^	7.50	2/1/2020	5,875,000	5,857,949	5,808,906

Total Diversified/Conglomerate Service			23,463,000	24,872,842	24,655,719

Diversified Natural Resources, Precious Metals and Minerals — 0.50%*:
IAMGOLD Corporation#^+	7.00	4/15/2025	2,000,000	2,000,000	2,039,400

Total Diversified Natural Resources, Precious Metals and Minerals			2,000,000	2,000,000	2,039,400

Electronics — 1.77%*:
TIBCO Software, Inc.#^	11.38	12/1/2021	2,915,000	3,121,879	3,148,200
Veritas Bermuda Ltd.^	10.50	2/1/2024	5,000,000	4,363,156	4,100,000

Total Electronics			7,915,000	7,485,035	7,248,200

Finance — 4.50%*:
Galaxy Finco Ltd.^+	7.88	11/15/2021	3,900,000	6,351,325	5,072,440
GFKL Financial Services^+	8.50	11/1/2022	3,975,000	5,712,613	5,090,195
GFKL Financial Services^+	11.00	11/1/2023	1,600,000	2,218,198	2,032,413
Icahn Enterprises#	6.75	2/1/2024	3,000,000	2,996,250	3,022,500
Virtu Financial LLC#^	6.75	6/15/2022	3,132,000	3,132,000	3,233,821

Total Finance			15,607,000	20,410,386	18,451,369

Healthcare, Education and Childcare — 12.98%*:
Avantor Performance Materials Holdings, Inc.#^	9.00	10/1/2025	3,000,000	3,052,222	3,023,100
Cognita Financing^+	7.75	8/15/2021	2,200,000	3,432,291	2,946,999
Endo International^	6.00	2/1/2025	1,500,000	1,366,139	1,170,000
Horizon Pharma plc#^	8.75	11/1/2024	1,595,000	1,597,207	1,712,631
IDH Finance PLC^+	6.25	8/15/2022	1,150,000	1,506,794	1,382,380

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2018 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2018 (Unaudited)

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE
Corporate Bonds (Continued)

Healthcare, Education and Childcare (Continued)
Kindred Healthcare, Inc.#	8.75%	1/15/2023	3,998,000	$4,041,974	$4,260,389
Regionalcare Hospital Partners, Inc.#^	8.25	5/1/2023	9,996,000	10,087,550	10,514,542
Surgery Center Holdings, Inc.#^	8.88	4/15/2021	2,950,000	3,006,707	3,034,812
Synlab^+	8.25	7/1/2023	2,000,000	2,554,893	2,460,441
Tenet Healthcare Corporation#	8.13	4/1/2022	4,700,000	4,679,863	4,913,944
Teva Pharmaceutical#	6.75	3/1/2028	578,000	578,000	589,114
Valeant^	9.25	4/1/2026	3,397,000	3,397,000	3,528,634
Valeant^	8.50	1/31/2027	317,000	317,000	320,962
Valeant#^	9.00	12/15/2025	12,922,000	13,208,267	13,389,776

Total Healthcare, Education and Childcare			50,303,000	52,825,907	53,247,724

Home and Office Furnishings, Housewares, and Durable Consumer Products — 0.28%*:
Mattel, Inc.#^	6.75	12/31/2025	1,169,000	1,169,000	1,138,314

Total Home and Office Furnishings, Housewares, and Durable Consumer Products			1,169,000	1,169,000	1,138,314

Hotels, Motels, Inns and Gaming — 1.10%*:
Boyne USA, Inc.#^	7.25	5/1/2025	950,000	950,000	990,375
TVL Finance Plc^+	8.50	5/15/2023	2,560,000	3,641,482	3,528,902

Total Hotels, Motels, Inns and Gaming			3,510,000	4,591,482	4,519,277

Insurance — 1.14%*:
Onex York Acquisition Corp.#^	8.50	10/1/2022	5,102,000	5,020,893	4,681,646

Total Insurance			5,102,000	5,020,893	4,681,646

Leisure, Amusement, Motion Pictures and Entertainment — 0.85%*:
Perform Group^+	8.50	11/15/2020	2,600,000	3,427,556	3,483,640

Total Leisure, Amusement, Motion Pictures and Entertainment			2,600,000	3,427,556	3,483,640

Machinery (Non-Agriculture, Non-Construct, Non-Electronic) — 4.45%*:
Apex Tool Group LLC#^	9.00	2/15/2023	9,913,000	9,687,652	9,590,828
Xerium Technologies#	9.50	8/15/2021	8,200,000	8,267,290	8,651,000

Total Machinery (Non-Agriculture, Non-Construct, Non-Electronic)			18,113,000	17,954,942	18,241,828

Mining, Steel, Iron and Non-Precious Metals — 8.38%*:
Alliance Resources Partners, L.P.#^	7.50	5/1/2025	823,000	823,000	876,495
Big River Steel LLC#^	7.25	9/1/2025	1,547,000	1,547,000	1,589,697
Consol Energy Inc.#^	11.00	11/15/2025	9,316,000	9,717,735	10,247,600
Hecla Mining Company#	6.88	5/1/2021	5,888,000	5,741,130	5,950,354
Kissner Milling Company Limited#^	8.38	12/1/2022	6,475,000	6,467,794	6,620,688
Northwest Acquisitions ULC#^+	7.13	11/1/2022	411,000	406,738	409,972
SunCoke Energy Inc.#^	7.50	6/15/2025	2,743,000	2,702,212	2,791,002

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2018 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2018 (Unaudited)

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE
Corporate Bonds (Continued)

Mining, Steel, Iron and Non-Precious Metals (Continued)
TMS International Corp.#^	7.25%	8/15/2025	2,250,000	$2,250,000	$2,300,625
United States Steel Corp.#	6.88	8/15/2025	2,093,000	2,093,000	2,105,454
Warrior Met Coal Inc.#^	8.00	11/1/2024	914,000	914,000	943,705
Zekelman Industries Inc.#^	9.88	6/15/2023	489,000	489,000	535,455

Total Mining, Steel, Iron and Non-Precious Metals			32,949,000	33,151,609	34,371,047

Oil and Gas — 20.47%*:
CGG Holdings^+	7.88	5/1/2023	200,000	246,740	245,967
Chaparral Energy Inc.^	8.75	7/15/2023	2,589,000	2,589,000	2,606,799
CITGO Holding Inc.#^	10.75	2/15/2020	10,331,000	10,354,623	10,989,601
Covey Park Energy LLC#^	7.50	5/15/2025	1,597,000	1,602,914	1,628,940
Enven Energy Ventures#^	11.00	2/15/2023	3,572,000	3,572,000	3,759,530
EP Energy#^	9.38	5/1/2024	8,375,000	5,779,419	6,867,500
EP Energy#^	8.00	2/15/2025	5,183,000	5,065,507	4,016,825
Ferrellgas Partners LP#	8.63	6/15/2020	8,060,000	8,016,281	7,757,750
Ferrellgas Partners LP#	8.63	6/15/2020	1,254,000	1,223,695	1,206,975
Globe Luxembourg SA#^+	9.88	4/1/2022	3,121,000	3,211,394	3,225,522
Globe Luxembourg SA#^+	9.63	4/1/2023	4,238,000	4,302,372	4,296,273
Jonah Energy LLC#^	7.25	10/15/2025	3,714,000	3,418,446	2,999,055
Jupiter Resources Inc.#^+	8.50	10/1/2022	14,125,000	12,452,905	5,791,250
Kosmos Energy Ltd.#^+	7.88	8/1/2021	3,984,000	3,889,603	4,048,740
Kosmos Energy Ltd.#^+	7.88	8/1/2021	6,414,000	6,207,177	6,518,228
Neptune Energy#^	6.63	5/15/2025	1,600,000	1,600,000	1,558,000
Pbf Holding Company LLC#	7.00	11/15/2023	1,000,000	997,500	1,035,000
Pbf Logistics LP#	6.88	5/15/2023	1,117,000	1,117,000	1,126,774
Topaz Marine SA#^+	9.13	7/26/2022	8,500,000	8,500,000	8,553,720
Welltec#^+	9.50	12/1/2022	5,713,000	5,695,515	5,741,565

Total Oil and Gas			94,687,000	89,842,091	83,974,014

Personal and Non Durable Consumer Products — 0.46%*:
Ensco PLC	7.75	2/1/2026	603,000	603,000	569,654
High Ridge Brands Co.^	8.88	3/15/2025	2,982,000	2,982,000	1,326,990

Total Personal and Non Durable Consumer Products			3,585,000	3,585,000	1,896,644

Personal Transportation — 0.86%*:
Hertz Corporation#^	7.63	6/1/2022	3,678,000	3,672,883	3,530,880

Total Personal Transportation			3,678,000	3,672,883	3,530,880

Printing and Publishing — 0.51%*:
Cimpress N.V#^	7.00	6/15/2026	2,069,000	2,069,000	2,112,966

Total Printing and Publishing			2,069,000	2,069,000	2,112,966

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2018 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2018 (Unaudited)

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE
Corporate Bonds (Continued)

Retail Store — 1.81%*:
Aurum^+	8.50%	4/15/2023	600,000	$854,701	$787,344
HSS Financing PLC^+	6.75	8/1/2019	986,000	1,468,974	1,295,417
Maxeda DIY^+	6.13	7/15/2022	750,000	855,529	795,930
Travelex^+	8.00	5/15/2022	4,000,000	4,421,260	4,550,016

Total Retail Store			6,336,000	7,600,464	7,428,707

Telecommunications — 7.91%*:
Altice S.A.#^+	7.75	5/15/2022	1,990,000	1,990,000	1,925,325
Altice S.A.#^+	7.50	5/15/2026	2,622,000	2,668,316	2,535,998
Altice S.A.#^+	7.63	2/15/2025	4,476,000	4,408,727	4,117,920
Altice S.A.^+	9.00	6/15/2023	3,150,000	4,119,750	3,833,553
Cincinnati Bell Inc.#^	7.00	7/15/2024	2,150,000	2,150,000	1,961,875
Digicel Limited#^+	8.25	9/30/2020	6,000,000	5,913,681	4,530,000
GTT Communications, Inc.#^	7.88	12/31/2024	3,044,000	3,112,328	3,013,560
Hughes Satellite Systems Corp#	6.63	8/1/2026	3,000,000	2,928,157	2,775,000
Sprint Corp.#	7.63	3/1/2026	3,108,000	3,105,500	3,170,160
Sprint Corp.#	7.88	9/15/2023	4,428,000	4,315,957	4,591,282

Total Telecommunications			33,968,000	34,712,416	32,454,673

Textiles & Leather — 0.15%*:
The Lycra Company^+	5.38	5/1/2023	200,000	245,649	231,762
The Lycra Company#^+	7.50	5/1/2025	372,000	372,000	371,535

Total Textiles & Leather			572,000	617,649	603,297

Utilities — 1.82%*:
Nordex^+	6.50	2/1/2023	1,950,000	2,421,789	2,123,683
NRG Energy#	7.25	5/15/2026	5,000,000	4,975,665	5,325,000

Total Utilities			6,950,000	7,397,454	7,448,683

Total Corporate Bonds			435,328,267	448,891,387	425,702,498

Total Fixed Income			579,139,733	585,940,609	561,503,012

Total Investments			581,004,320	592,559,916	572,163,687

Other assets and liabilities — (39.50)%					(162,001,372)

Net Assets — 100%					$410,162,315

‡	The effective interest rates are based on settled commitment amount.
*	Calculated as a percentage of net assets applicable to common shareholders.
¤	Value determined using significant unobservable inputs, security is categorized as Level 3.
^

Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.

~	Variable rate security. The interest rate shown is the rate in effect at June 30, 2018.

See accompanying Notes to the Financial Statements.

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§

Bank loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for bank loans are the current interest rates at June 30, 2018. Bank loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown.

+	Foreign security.
#	All or a portion of the security is segregated as collateral for the credit facility. See Note 8 to the Financial Statements for further disclosure.
>	Defaulted security.

Distributions of investments by country of risk. Percentage of assets are expressed by market value excluding cash and accrued income as of June 30, 2018.

United States	75.2%
United Kingdom	10.3%
France	2.9%
Ghana	1.9%
Azerbaijan	1.5%
Canada	1.4%
Netherlands	1.4%
Switzerland	1.3%
Portugal	1.1%
Germany	1.1%
Denmark	1.0%
(Individually less than 1%)	0.9%

100.0%

See accompanying Notes to the Financial Statements.

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A summary of outstanding derivatives at June 30, 2018 is as follows:

Schedule of Open Forward Currency Contracts

June 30, 2018 (Unaudited)

COUNTERPARTY OF CONTRACT	FORWARD SETTLEMENT DATE	CURRENCY TO BE RECEIVED	AMOUNT OF CURRENCY TO BE RECEIVED IN LOCAL CURRENCY	CURRENCY TO BE DELIVERED	AMOUNT OF CURRENCY TO BE DELIVERED IN LOCAL CURRENCY	UNREALIZED APPRECIATION (DEPRECIATION)
JP MORGANCHASE SECURITIES INC.	7/13/2018	USD	34,674,750	EUR	(29,417,162)	$286,287
JP MORGANCHASE SECURITIES INC.	7/13/2018	USD	38,943,785	GBP	(29,051,237)	579,115
BANK OF NEW YORK MELLON	7/13/2018	GBP	1,032,319	USD	(1,361,288)	1,978
BANK OF NEW YORK MELLON	7/13/2018	EUR	32,062	USD	(37,178)	302

						$867,684

See accompanying Notes to the Financial Statements.

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NOTES TO THE FINANCIAL STATEMENTS

June 30, 2018 (Unaudited)

1.	Organization

Barings Global Short Duration High Yield Fund (the “Fund”) was organized as a business trust under the laws of the Commonwealth of Massachusetts on May 20, 2011, and commenced operations on October 26, 2012. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company.

Barings LLC (the “Adviser”), a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company, is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and serves as investment adviser to the Fund.

Barings Global Advisers Limited (the “Sub-Adviser”), an indirect wholly-owned subsidiary of the Adviser, serves as sub-adviser with respect to the Fund’s European investments.

The Fund’s primary investment objective is to seek as high a level of current income as the Adviser determines is consistent with capital preservation. The Fund seeks capital appreciation as a secondary investment objective when consistent with its primary investment objective. There can be no assurance that the Fund will achieve its investment objectives. The Fund seeks to take advantage of inefficiencies between geographies, primarily the North American and Western European high yield bond and loan markets and within capital structures between bonds and loans. Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in bonds, loans and other income-producing instruments that are, at the time of purchase, rated below investment grade (below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB- by either Standard & Poor’s Rating Services, a division of the McGraw-Hill Company, Inc. (“S&P”) or Fitch, Inc. (“Fitch”), or unrated but judged by the Adviser or Sub-Adviser to be of comparable quality).

2.	Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”).

The following is a summary of significant accounting policies followed consistently by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.	Valuation of Investments

The Fund’s investments in fixed income securities are generally valued using the prices provided directly by independent third party services or provided directly from one or more broker dealers or market makers, each in accordance with the valuation policies and procedures approved by the Fund’s Board of Trustees (the “Board”).

The pricing services may use valuation models or matrix pricing, which consider yield or prices with respect to comparable bond quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as credit rating, interest rates and maturity date, to determine the current value. The closing prices of domestic or foreign securities may not reflect their market values at the time the Fund calculates its NAV if an event that materially affects the value of those securities has occurred since the closing prices were established on the domestic or foreign exchange market, but before the Fund’s NAV calculation. Under certain conditions, the Board has approved an independent pricing service to fair value foreign securities. This is generally accomplished by adjusting the closing price for movements in correlated indices, securities or derivatives. Fair value pricing may cause the value of the security on the books of the Fund to be different from the closing value on the non-U.S. exchange and may affect the calculation of the Fund’s NAV. The Fund may fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is pricing its shares.

The Fund’s investments in bank loans are normally valued at the bid quotation obtained from dealers in loans by an independent pricing service in accordance with the Fund’s valuation policies and procedures approved by the Board.

A Valuation Committee, made up of officers of the Fund and employees of the Adviser, is responsible for determining, in accordance with the Fund’s valuation policies and procedures approved by the Board: (1) whether market quotations are readily available for investments held by the Fund; and (2) the fair value of investments held by the Fund for which market quotations are not readily available or are deemed not reliable by the Adviser. In certain cases, authorized pricing service vendors may not provide prices for a security held by the Fund, or the price provided by such pricing service vendor is deemed unreliable by the Adviser. In such cases, the Fund may use market maker quotations provided by an established market maker for

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June 30, 2018 (Unaudited)

that security (i.e. broker quotes) to value the security if the Adviser has experience obtaining quotations from the market maker and the Adviser determines that quotations obtained from the market maker in the past have generally been reliable (or, if the Adviser has no such experience with respect to a market maker, it determines based on other information available to it that quotations obtained by it from the market maker are reasonably likely to be reliable). In any such case, the Adviser will review any market quotations so obtained in light of other information in its possession for their general reliability.

Bank loans in which the Fund may invest have similar risks to lower-rated fixed income securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are supported by collateral; however, the value of the collateral may be insufficient to cover the amount owed to the Fund. By relying on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform it obligations. The loans in which the Fund will invest are largely floating rate instruments; therefore, the interest rate risk generally is lower than for fixed-rate debt obligations. However, from the perspective of the borrower, an increase in interest rates may adversely affect the borrower’s financial condition. Due to the unique and customized nature of loan agreements evidencing loans and the private syndication thereof, loans are not as easily purchased or sold as publicly traded securities. Although the range of investors in loans has broadened in recent years, there can be no assurance that future levels of supply and demand in loan trading will provide the degree of liquidity which currently exists in the market. In addition, the terms of the loans may restrict their transferability without borrower consent. These factors may have an adverse effect on the market price and the Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Fund to obtain precise valuations of the high yield loans in its portfolio.

The Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called

“tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. For example, market participants would consider the risk inherent in a particular valuation technique used to measure fair value, such as a pricing model, and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Barings Global Short Duration High Yield Fund 2018 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2018 (Unaudited)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used as of June 30, 2018 in valuing the Fund’s investments:

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL INVESTMENTS

Assets:
Equities:
Common Stocks	$–	$8,424,563	$884,121	$9,308,684
Preferred Stocks	–	–	1,258,884	1,258,884
Warrants	–	–	93,107	93,107

Total Equities:	$–	$8,424,563	$2,236,112	$10,660,675

Fixed Income:
Asset-Backed Securities	$–	$17,546,916	$–	$17,546,916
Bank Loans	–	112,595,296	5,658,302	118,253,598
Bonds	–	425,702,498	–	425,702,498

Total Fixed Income	$–	$555,844,710	$5,658,302	$561,503,012

Derivative Securities:
Foreign Exchange Contracts	$–	$867,684	$–	$867,684

Total Derivative Securities:	$–	$867,684	$–	$867,684

Total Assets	$–	$565,136,957	$7,894,414	$573,031,371

The following table is a summary of quantitative information about significant unobservable valuation inputs for Level 3 fair value measurement for investments held as of June 30, 2018:

TYPE OF ASSETS	FAIR VALUE AS OF JUNE 30, 2018	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT

Equities

Pinnacle Operating Corp.	$1,258,884	Broker Quote	$0.92; pricing source depth of 1.

Sabine Oil & Gas, LLC	$213,100	Broker Quote	$50.00; pricing source depth of 1.

Sabine Oil & Gas, LLC	$81,072	Broker Quote	$6.00; pricing source depth of 1.

Sabine Oil & Gas, LLC	$12,035	Broker Quote	$5.00; pricing source depth of 1.

Templar Energy LLC	$562,707	Broker Quote	$6.50; pricing source depth of 1.

Templar Energy LLC	$108,314	Broker Quote	$0.80; pricing source depth of 1.

Second Lien Term Loans

Boomerang Tube, LLC	$189,752	Model Price	Average Enterprise Valuation Multiple: 5 year projection, 5.5x; EBITDA: $42.5 million, 15% discount rate.

Boomerang Tube, LLC	$2,483,344	Model Price	Average Enterprise Valuation Multiple: 5 year projection, 5.5x; EBITDA: $42.5 million, 15% discount rate.

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NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2018 (Unaudited)

TYPE OF ASSETS	FAIR VALUE AS OF JUNE 30, 2018	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT

Boomerang Tube, LLC	$107,477	Model Price	Average Enterprise Valuation Multiple: 5 year projection, 5.5x; EBITDA: $42.5 million, 15% discount rate.

Boomerang Tube, LLC	$189,752	Model Price	Average Enterprise Valuation Multiple: 5 year projection, 5.5x; EBITDA: $42.5 million, 15% discount rate.

Boomerang Tube, LLC	$1,550,482	Model Price	Average Enterprise Valuation Multiple: 5 year projection, 5.5x; EBITDA: $42.5 million, 15% discount rate.

Boomerang Tube, LLC	$947,743	Model Price	Average Enterprise Valuation Multiple: 5 year projection, 5.5x; EBITDA: $42.5 million, 15% discount rate.

Boomerang Tube, LLC	$189,752	Model Price	Average Enterprise Valuation Multiple: 5 year projection, 5.5x; EBITDA: $42.5 million, 15% discount rate.

Boomerang Tube, LLC restructured its debt securities on February 2, 2016. The Fund subsequently received new debt securities, all of which are considered Level 3.

Sabine Oil & Gas, LLC restructured its Second Lien Term Loan on August 12, 2016. The Fund subsequently received new equity securities, all of which are considered Level 3.

Templar Energy, LLC restructured its Second Lien Term Loan on September 14, 2016. The Fund subsequently received new equity securities, all of which are considered Level 3.

Although the Fund believes the valuation methods described above are appropriate, the use of different methodologies or assumptions to determine fair value could result in different estimates of fair value at the reporting date.

The Fund discloses transfers between levels based on valuations at the end of the reporting period. The following is a reconciliation of Level 3 investments based upon the inputs used to determine fair value:

	BALANCE AT DECEMBER 31, 2017	TRANSFERS INTO LEVEL 3	TRANSFERS OUT OF LEVEL 3	PURCHASES	SALES	ACCRETION OF DISCOUNT	REALIZED GAIN LOSS	CHANGE IN UNREALIZED	BALANCE AT JUNE 30, 2018	CHANGE IN UNREALIZED APPRECIATION / DEPRECIATION FROM INVESTMENTS HELD AS OF JUNE 30, 2018

Equities
Common Stocks	$1,344,586	$0	$0	$0	$0	$0	$0	$(460,465)	$884,121	$(460,465)
Preferred Stocks	1,245,200	0	0	0	0	0	0	13,684	1,258,884	13,684
Warrants	101,067	0	0	0	0	0	0	(7,960)	93,107	(7,960)

Total Equities	$2,690,853	$0	$0	$0	$0	$0	$0	$(454,741)	$2,236,112	$(454,741)

Fixed Income
Asset-Backed Securities	$7,888,778	$0	$(7,863,486)	$0	$0	$0	$0	$(25,292)	$0	$(25,292)
Bank Loans	$5,790,347	0	0	485,290	(399,823)	3,760	1,509	(222,781)	5,658,302	(222,781)
Total Fixed Income	$13,679,125	$0	$(7,863,486)	$485,290	$(399,823)	$3,760	$1,509	$(248,073)	$5,658,302	$(248,073)

Total	$16,369,978	$0	$(7,863,486)	$485,290	$(399,823)	$3,760	$1,509	$(702,814)	$7,894,414	$(702,814)

Barings Global Short Duration High Yield Fund 2018 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2018 (Unaudited)

B.	Cash and Cash Equivalents

Cash and cash equivalents consist principally of short term investments that are readily convertible into cash and have original maturities of three months or less. At June 30, 2018, all cash and cash equivalents are held by U.S. Bank, N.A.

C.	Investment Transactions, Related Investment Income and Expenses

Investment transactions are accounted for on a trade-date basis. Interest income is recorded on the accrual basis, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method.

Interest income from securitized investments in which the Fund has a beneficial interest, such as the “equity” security class of a CLO vehicle (typically in the form of income or subordinated notes), is recorded upon receipt. The accrual of interest income related to these types of securities is periodically reviewed and adjustments are made as necessary.

Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and Federal income tax purposes on the identified cost method.

Expenses are recorded on the accrual basis as incurred.

D.	Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

E.	Federal Income Taxation

The Fund has elected to be taxed as a Regulated Investment Company (“RIC”) under sub-chapter M of the U.S. Internal Revenue Code of 1986, as amended, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders.

F.	Dividends and Distributions

The Fund declares and pays dividends monthly from net investment income. To the extent that these distributions exceed net investment income, they may be classified as return of capital. The Fund also pays a distribution at least annually from its net realized capital gains, if any. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights. A notice disclosing the source(s) of a distribution will be provided if payment is made from any source other than net investment income. Any such notice would be provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of the Fund’s distributions for each calendar year is reported on Internal Revenue Service Form 1099-DIV.

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature may result in reclassification of distributions; however, net investment income, net realized gains and losses, and net assets are not affected.

G.	Derivative Instruments

The following is a description of the derivative instruments that the Fund utilizes as part of its investment strategy, including the primary underlying risk exposures related to the instrument.

Forward Foreign Exchange Contracts – The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund transacted in and currently holds forward foreign exchange contracts to hedge against changes in the value of foreign currencies. The Fund entered into forward foreign exchange contracts obligating the Fund to deliver or receive a currency at a specified future date. Forward foreign exchange contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time the forward contract expires. Credit risk may arise as a result of the failure of the counterparty to comply with the terms of the contract. The Fund considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk quarterly. The Fund is also subject to credit risk with respect to the counterparties to

Barings Global Short Duration High Yield Fund 2018 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2018 (Unaudited)

the derivative contracts which are not cleared through a central counterparty but instead are traded over-the-counter between two counterparties. If a counterparty to an over-the-counter derivative becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. The counterparty risk for cleared derivatives is generally lower than for uncleared over-the-counter derivative transactions since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members, will satisfy its obligations to the Fund. In addition, in the event of a bankruptcy of a clearing house, the Fund could experience a loss of the funds deposited with such clearing house as margin and any profits on its open positions. The counterparty risk to the Fund is limited to the net unrealized gain, if any, on the contract.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign exchange contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign exchange contract would limit the risk of loss due to a decline in the value of a particular currency; however, it would also limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the amount of receivable or payable reflected on the Statement of Assets and Liabilities.

The Fund recognized an asset on the Statement of Assets and Liabilities as a result of forward foreign exchange contracts with J.P. Morgan and The Bank of New York Mellon. The Fund’s policy is to recognize an asset equal to the net value of all forward foreign exchange contracts with an unrealized gain and a liability equal to the net value of all forward foreign exchange contracts with an unrealized loss. The Fund has recognized an asset of $867,684 in net unrealized appreciation on forward foreign exchange contracts. Outstanding forward foreign exchange contracts as of June 30, 2018 are indicative of the volume of activity during the period.

For the period from January 1, 2018 through June 30, 2018, the Fund’s direct investment in derivatives consisted of forward foreign exchange contracts.

The following is a summary of the fair value of derivative instruments held directly by the Fund as of June 30, 2018. These derivatives are presented in the Schedule of Investments.

Fair values of derivative instruments on the Statement of Assets and Liabilities as of June 30, 2018:

	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Derivatives
Asset Derivatives
Forward Foreign Exchange Contracts	Unrealized Appreciation	$867,684

Total Asset Derivatives		$867,684

The effect of derivative instruments on the Statement of Operations for the period from January 1, 2018 through June 30, 2018:

Amount of Realized Gain/(Loss) on Derivatives

FORWARD FOREIGN EXCHANGE CONTRACTS
Derivatives
Forward Foreign Exchange Contracts	$738,096

Total	$738,096

Change in Unrealized Appreciation/(Depreciation) on Derivatives

FORWARD FOREIGN EXCHANGE CONTRACTS
Derivatives
Forward Foreign Exchange Contracts	$1,778,098

Total	$1,778,098

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NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2018 (Unaudited)

H.	Offsetting of Financial and Derivative Assets and Liabilities

The following is a summary by counterparty of the fair value of derivative investments subject to Master Netting Agreements and collateral pledged (received), if any, as of June 30, 2018.

	J.P. MORGAN	BANK OF NEW YORK MELLON
Assets:
Forward foreign exchange contracts	$865,403	$2,281

Total Assets	$865,403	$2,281

I.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include valuation of currencies and adverse political and economic developments. Moreover, securities of many foreign companies, foreign governments, and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

J.	Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for Federal income tax purposes, the Fund does isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities and payables and receivables arising from trade-date and settlement-date differences.

K.	Counterparty Risk

The Fund seeks to manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations. The Adviser monitors the financial stability of the Fund’s counterparties.

L.	New Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”), Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities, which amends the amortization period for certain purchased callable debt securities. Under ASU 2017-08, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. ASU 2017-08 will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Fund.

In October 2016, the SEC adopted new rules and forms and amended other rules to enhance the reporting and disclosure of information by registered investment companies. As part of these changes, the SEC amended Regulation S-X to standardize and enhance disclosures, particularly the presentation of derivative investments, in investment company financial statements. The compliance date for the amendments to Regulation S-X was August 1, 2017 for reporting periods ended on or after that date. The Fund’s financial statements are in compliance with those amendments.

3.	Advisory Fee

The Fund has entered into an Investment Management Agreement (the “Agreement”) with the Adviser, a related party. Pursuant to the Agreement, the Fund has agreed to pay the Adviser a fee payable at the end of each calendar month, at an annual rate of 1.00% of the Fund’s average daily managed assets during such month. Managed assets are the total assets of the Fund, which include any assets attributable to leverage such as assets attributable to reverse repurchase agreements, or bank loans, minus the sum of the Fund’s accrued liabilities (other than liabilities incurred for the purpose of leverage).

Subject to the supervision of the Adviser and the Board, the Sub-Adviser manages the investment and reinvestment of a portion of the assets of the Fund, as allocated from time to time. As compensation for its services, the Adviser (not the Fund) pays the Sub-Adviser a portion of the investment management fee it receives from the Fund, in an amount in U.S. dollars equal to 35% of such investment management fee (“Sub-Advisory Fee”).

4.	Administrator Fee

The Fund has engaged U.S. Bancorp Fund Services, LLC (“US Bank”) to serve as the Fund’s administrator, fund

Barings Global Short Duration High Yield Fund 2018 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2018 (Unaudited)

accountant, and transfer agent. The Fund has engaged U.S. Bank, N.A. to serve as the Fund’s custodian. The Fund has agreed to pay US Bank a fee payable at the end of each calendar month, at an annual rate of 0.075% of the Fund’s average daily managed assets.

5.	Income Taxes

It is the Fund’s intention to qualify as a RIC under sub-chapter M of the Internal Revenue Code and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

The tax character of dividends paid to shareholders during the tax year ended in 2017, as noted below, was as follows:

ORDINARY INCOME	NET LONG TERM CAPITAL GAINS	RETURN OF CAPITAL	TOTAL DISTRIBUTIONS PAID
$32,762,778	–	$4,159,710	$36,922,488

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. On December 31, 2017, undistributed net investment income was increased by $393,774, net accumulated net realized gain was increased by $3,765,935, and paid-in capital was decreased by $4,159,709. This reclassification has no effect on the net assets of the Fund.

The following information is provided on a tax basis as of December 31, 2017:

Cost of investments	$575,387,167

Unrealized appreciation	19,882,657
Unrealized depreciation	(35,801,890)

Net unrealized appreciation (depreciation)	(15,919,233)

Undistributed ordinary income	–
Undistributed long term gains	–

Distributable earnings	–

Other accumulated gain/(loss)	(34,915,991)

Total accumulated gain/(loss)	(50,835,224)

The capital loss carryforward is available to offset future taxable income. The Fund has the following capital loss amounts:

EXPIRING DECEMBER 31,
2018	2019	UNLIMITED – SHORT TERM	UNLIMITED – LONG TERM
$ –	$–	$12,752,324	$22,167,169

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. At December 31, 2017, the Fund deferred, on a tax basis, late-year December losses of $19,983.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the Fund. No income tax returns are currently under examination. All tax years since commencement of operations remain subject to examination by the tax authorities in the U.S. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

6.	Investment Transactions

For the period from January 1, 2018 through June 30, 2018, the Fund purchased (at cost) and sold securities in the amount of $177,992,926 and $154,516,525 (excluding short-term debt securities), respectively.

7.	Credit Facility

On November 8, 2012, the Fund entered into a $200,000,000 credit facility with BNP Paribas Prime Brokerage International, Ltd (“BNP”). The credit facility previously had a variable annual interest rate equal to three-month LIBOR plus 0.90 percent. On January 6, 2014, the Fund entered into an amended agreement with a variable annual interest rate of three-month LIBOR plus 0.80 percent. Unused portions of the credit facility will accrue a commitment fee equal to an annual rate of 0.65 percent.

Barings Global Short Duration High Yield Fund 2018 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2018 (Unaudited)

The average principal balance and interest rate for the period during which the credit facility was utilized for the period from January 1, 2018 through June 30, 2018 was approximately $162,200,000 and 2.93 percent, respectively. At June 30, 2018, the principal balance outstanding was $176,200,000 at an interest rate of 3.14 percent.

8.	Securities Lending

Through an agreement with the Fund, BNP may lend out securities the Fund has pledged as collateral on the note payable. In return, the Fund receives additional income that is netted against the interest charged on the outstanding credit facility balance. As of June 30, 2018, the total amount of income netted against the interest expense is $93,552.

9.	Common Stock

The Fund has unlimited shares authorized and 20,057,849 shares outstanding at December 31, 2017 and June 30, 2018.

10.	Aggregate Remuneration Paid to Officers, Trustees and Their Affiliated Persons

For the period from January 1, 2018 through June 30, 2018, the Fund paid its Trustees aggregate remuneration of $52,952. During the year, the Fund did not pay any compensation to any of its Trustees who are “interested persons” (as defined by the 1940 Act) of the Fund. The Fund classifies Mr. Finke as an interested person of the Fund.

All of the Fund’s officers are employees of the Adviser. Pursuant to the Agreement, the Fund does not compensate its officers who are employees of the Adviser (except for the Chief Compliance Officer of the Fund unless assumed by the Adviser). For the period from January 1, 2018 through June 30, 2018, the Adviser paid the compensation of the Chief Compliance Officer of the Fund.

The Fund did not make any payments to the Adviser for the period from January 1, 2018 through June 30, 2018, other than the amounts payable to the Adviser pursuant to the Agreement.

11.	Subsequent Events

On August 2, 2018, the Independent Trustees of the Fund approved a sub-advisory agreement with Baring International Investment Limited (“BIIL”). BIIL replaces Barings Global Advisers Limited (“BGA”), another indirect wholly-owned subsidiary of Barings that also is registered as an investment adviser with the SEC and the Financial Conduct Authority in the United Kingdom. This change was recommended based on Barings’ consolidation of corporate entities, but involves no change in the actual control or management of the Fund because the same personnel will continue to perform the services they previously had performed for the Fund, though through BIIL, rather than BGA.

The Fund has evaluated the possibility of subsequent events existing in this report through the date that the financial statements were issued. On July 2, 2018, a dividend payable of $2,972,573 was paid to common shareholders. The dividend amount consisted of net investment income.

Barings Global Short Duration High Yield Fund 2018 Semi-Annual Report

FUND DIVIDEND REINVESTMENT PLAN

INDEPENDENT TRUSTEES

Rodney J. Dillman

Chairman, Trustee

Dr. Bernard A. Harris, Jr.

Trustee

Thomas W. Okel

Trustee

Cynthia R. Plouché

Trustee

Martin A. Sumichrast

Trustee

OFFICERS

Sean Feeley

President

Carlene Pollock

Chief Financial Officer

Lesley Mastandrea

Treasurer

Michael Freno

Vice President

Scott Roth

Vice President

Melissa LaGrant

Chief Compliance Officer

Janice Bishop

Secretary/Chief Legal Officer

Michele Manha

Assistant Secretary

Kristin Goodchild

Assistant Secretary

The Fund offers a Dividend Reinvestment Plan (the “Plan”). The Plan provides a simple way for shareholders to add to their holdings in the Fund through the reinvestment of dividends in additional common shares of the Fund. Shareholders will have all dividends, including any capital gain dividends, reinvested automatically in additional shares of the Fund by U.S. Bancorp Fund Services, LLC, as Plan Agent, unless a shareholder elects to receive cash instead. An election to receive cash may be revoked or reinstated at the option of the shareholder. All distributions to investors who elect not to participate in the Plan (or whose broker or nominee elects not to participate on the investor’s behalf) will receive dividends and distributions in cash.

Whenever the Fund declares a dividend payable in cash or shares, the Plan Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the net asset value per Fund share is equal to or less than the market price per Fund share plus estimated brokerage commissions as of the payment date for the dividend.

When the dividend is to be taken in shares, the number of shares to be received is determined by dividing the dollar amount of the cash dividend by the net asset value per Fund share as of the dividend payment date or, if greater than the net asset value per Fund share, 95% of the closing share price on the payment date. Generally, if the net asset value per Fund share is greater than the market price per Fund share plus estimated brokerage commissions as of the dividend payment date, the Plan Agent will endeavor to buy shares on the open market at current prices promptly after the dividend payment date.

The reinvestment of dividends does not, in any way, relieve participating shareholders of any Federal, state or local tax. For Federal income tax purposes, the amount reportable in respect of a dividend received in shares of the Fund will be the fair market value of the shares received, which will be reportable as ordinary income and/or capital gains. Investors should consult with their own tax advisors for further information about the tax consequences of dividend reinvestment.

There is no brokerage charge for the reinvestment of dividends in additional Fund shares; however, all participants pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. There is no direct service charge to participants in the Plan, though the Fund reserves the right to amend the Plan to include a service charge payable by participants.

Additional information about the Plan may be obtained from, and any questions regarding the Plan should be addressed to, U.S. Bancorp Fund Services, Plan Agent for Barings Global Short Duration High Yield Fund’s Dividend Reinvestment Plan, P.O. Box 701, Milwaukee, WI 52301.

Barings Global Short Duration High Yield Fund 2018 Semi-Annual Report

This privacy notice is being provided on behalf of Barings LLC and its affiliates: Barings Securities LLC; Barings Australia Pty Ltd; Barings Advisers (Japan) KK; Barings Investment Advisers (Hong Kong) Limited; Barings Funds Trust; Barings Global Short Duration High Yield Fund; Barings Corporate Investors and Barings Participation Investors (together, for purposes of this privacy notice, “Barings”).

When you use Barings you entrust us not only with your hard-earned assets but also with your personal and financial data. We consider your data to be private and confidential, and protecting its confidentiality is important to us. Our policies and procedures regarding your personal information are summarized below.

We may collect non-public personal information about you from:

∎	Applications or other forms, interviews, or by other means;

∎	Consumer or other reporting agencies, government agencies, employers or others;

∎	Your transactions with us, our affiliates, or others; and

∎	Our Internet website.

We may share the financial information we collect with our financial service affiliates, such as insurance companies, investment companies and securities broker-dealers. Additionally, so that we may continue to offer you products and services that best meet your investment needs and to effect transactions that you request or authorize, we may disclose the information we collect, as described above, to companies that perform administrative or marketing services on our behalf, such as transfer agents, custodian banks, service providers or printers and mailers that assist us in the distribution of investor materials or that provide operational support to Barings. These companies are required to protect this information and will use this information only for the services for which we hire them, and are not permitted to use or share this information for any other purpose. Some of these companies may perform such services in jurisdictions other than the United States. We may share some or all of the information we collect with other financial institutions with whom we jointly market products. This may be done only if it is permitted by the state in which you live. Some disclosures may be limited to your name, contact and transaction information with us or our affiliates.

Any disclosures will be only to the extent permitted by federal and state law. Certain disclosures may require us to get an “opt-in” or “opt-out” from you. If this is required, we will do so before information is shared. Otherwise, we do not share any personal information about our customers or former customers unless authorized by the customer or as permitted by law.

We restrict access to personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic and procedural safeguards that comply with legal standards to guard your personal information. As an added measure, we do not include personal or account information in non-secure e-mails that we send you via the Internet without your prior consent. We advise you not to send such information to us in non-secure e-mails.

This joint notice describes the privacy policies of Barings, the Funds and Barings Securities LLC. It applies to all Barings and the Funds accounts you presently have, or may open in the future, using your social security number or federal taxpayer identification number – whether or not you remain a shareholder of our Funds or as an advisory client of Barings. As mandated by rules issued by the Securities and Exchange Commission, we will be sending you this notice annually, as long as you own shares in the Funds or have an account with Barings.

Barings Securities LLC is a member of the Financial Industry Regulatory Authority (FINRA) and the Securities Investor Protection Corporation (SIPC). Investors may obtain information about SIPC including the SIPC brochure by contacting SIPC online at www.sipc.org or calling (202)-371-8300. Investors may obtain information about FINRA including the FINRA Investor Brochure by contacting FINRA online at www.finra.org or by calling (800) 289-9999.

January 2017

    Barings Global Short Duration High Yield Fund

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)

The Registrant’s President and Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the fiscal period reported on this Form N-CSR.

Item 13. Exhibits.

(a)

(1) ANY CODE OF ETHICS, OR AMENDMENTS THERETO, THAT IS THE SUBJECT OF DISCLOSURE REQUIRED BY ITEM 2, TO THE EXTENT THAT THE REGISTRANT INTENDS TO SATISFY THE ITEM 2 REQUIREMENTS THROUGH THE FILING OF AN EXHIBIT.

The Registrant has posted its Code of Ethics on its website at www.barings.com/assets/user/media/Closed-End-Fund-Code-of-Ethics.pdf

(a)	(2) A SEPARATE CERTIFICATION FOR EACH PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF THE REGISTRANT AS REQUIRED BY RULE 30a-2 UNDER THE ACT.

Filed herewith for President.

Filed herewith for Chief Financial Officer.

(a)

(3) ANY WRITTEN SOLICITATION TO PURCHASE SECURITIES UNDER RULE 23c-1 UNDER THE ACT (17 CFR 270.23c-1) SENT OR GIVEN DURING THE PERIOD COVERED BY THE REPORT BY OR ON BEHALF OF THE REGISTRANT TO 10 OR MORE PERSONS.

Not applicable for this filing.

(b)	CERTIFICATIONS PURSUANT TO RULE 30a-2(b) UNDER THE ACT.

Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Barings Global Short Duration High Yield Fund

By (Signature and Title)	/s/ Sean Feeley
Sean Feeley, President

Date	September 7, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Sean Feeley
Sean Feeley, President

Date	September 7, 2018

By (Signature and Title)	/s/ Carlene Pollock
Carlene Pollock, Chief Financial Officer

Date	September 7, 2018